SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         December 15, 1999
                                                         _________________


                         JACKSONVILLE BANCORP, INC.
                         __________________________


TEXAS                              0-28070                    75-2632781
___________________________________________________________________________
(State of Incorporation)      (Commission File)               (IRS No.)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS          75766
___________________________________________________________________________
(Address of Principal Executive Offices)                      (Zip Code)



                             (903) 586-9861
___________________________________________________________________________

           (Registrant's Telephone Number, Including Area Code)



                             NOT APPLICABLE
____________________________________________________________________________
      (Former Name or Former Address, if changed since last report)

Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated December 15, 1999



                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Jacksonville Bancorp, Inc.



Date:       12/15/99               By:    Jerry Chancellor
     ______________________            ________________________
                                          Jerry Chancellor
                                          President